Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Grant King, Chief Executive Officer and interim Chief Financial Officer, in connection with the Report on Form 10-K of RG Global Lifestyles, Inc. for the fiscal year ended March 31, 2010 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of RG Global Lifestlyes, Inc.

/s/ Grant King

Grant King
Chief Executive Officer and
interim Chief Financial Officer
Dated: July 14, 2010